Exhibit 10.1

AMENDMENT TO EXCLUSIVE AGREEMENT

THIS AMENDMENT (this “Amendment”') of that certain Exclusive Agreement, dated as of October 26, 2012 (“Original Agreement”), by and between Abbott Point of Care Inc. and Abaxis, Inc., is effective as of September 30, 2013 (“Amendment Effective Date”). Capitalized terms used but not defined herein have the meanings given them in the Original Agreement.

WHEREAS, the parties desire to amend the Original Agreement as set forth herein:

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby amend the Original Agreement as follows:

1.                   Territory. Section 1.20 of the Original Agreement shall be deleted in its entirety and replaced with the following new Section 1.20:

“ “Territory” shall mean the United States. ”

2.                   Miscellaneous.

A.                 All terms and conditions set forth in the Original Agreement that are not amended hereby shall remain in full force and effect.

B.                  This Amendment may be executed in counterparts, each of which shall he deemed an original, but all of which will constitute one and the same instrument.

C.                  This Amendment is the product of both of the parties hereto, and together with the Original Agreement constitutes the entire agreement between such parties pertaining to the subject matter hereof, and merges all prior negotiations and drafts of the parties with regard to the transactions contemplated herein.

D.                  From the date hereof, any reference to the Original Agreement shall be deemed to refer to the Original Agreement as amended by this Amendment.

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IN WITNESS WHEREOF, the parties intending to be bound by the terms and conditions hereof have caused this Amendment to be signed by their duly authorized representatives as of the Amendment Effective Date.

ABBOTT POINT OF CARE, INC.	ABAXIS, INC.

/s/ Peter Farrell	/s/ Al Santa Ines

Name: Peter Farrell	Name: Al Santa Ines

Title: Division Vice President	Title: CFO